EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Charlie’s Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henry Sicignano, III, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Henry Sicignano, III
Henry Sicignano, III
President (Principal Executive Officer)

Date: June 27, 2025